SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                               April 15, 2003
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                     (Date of earliest event reported)


                         ESB Financial Corporation
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          (Exact name of registrant as specified in its charter)


Pennsylvania                         0-19345                     25-1659846
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
of incorporation)                                           Identification No.)


600 Lawrence Avenue
Ellwood City, Pennsylvania                                           16117
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(Address of principal executive offices)                           (Zip Code)


                               (724) 758-5584
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            (Registrant's telephone number, including area code)


                                Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)




Item 5.        Other Events and Required FD Disclosure

     On April 15, 2003, ESB Financial Corporation issued a press release announcing that its board of directors has declared a six for five stock split on its common stock, payable on May 15, 2003 to stockholders of record at the close of business on May 1, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description


     99.1 Press Release, dated April 15, 2003, regarding a six for five stock split

     99.2 Press Release, dated April 15, 2003, regarding first quarter 2003 earnings


Item 9.   Regulation FD Disclosure (Results of Operations and Financial
          Condition)

     On April 15, 2003, ESB Financial Corporation issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.2 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.









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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ESB Financial Corporation


                              By: /s/ Charlotte A. Zuschlag
                                  ---------------------------------------------
                                  Name:   Charlotte A. Zuschlag
                                  Title:  President and Chief Executive Officer
                                          (Principal Executive Officer)

Date:  April 15, 2003

































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